Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In the early 1990s, the Company identified certain soil and groundwater contamination at AC Products, Inc. (“ACP”), a wholly owned subsidiary. In voluntary coordination with the Santa Ana California Regional Water Quality Board, ACP has been remediating the contamination, the principal contaminant of which is perchloroethylene (“PERC”). In 2004, the Orange County Water District (“OCWD”) filed a civil complaint against ACP and other parties seeking to recover compensatory and other damages related to the investigation and remediation of the contamination in the groundwater. Pursuant to a settlement agreement with OCWD, ACP agreed, among other things, to operate the two groundwater treatment systems to hydraulically contain groundwater contamination emanating from ACP’s site until the concentrations of PERC released by ACP fell below the current Federal maximum contaminant level for four consecutive quarterly sampling events. In 2014, ACP ceased operation at one of its two groundwater treatment systems, as it had met the above condition for closure. In 2020, the Santa Ana Regional Water Quality Control Board asked that ACP conduct some additional indoor and outdoor soil vapor testing on and near the ACP site to confirm that ACP continues to meet the applicable local standards and ACP performed such testing program work in 2022 and will continue into 2023. As of December 31, 2022, ACP believes it is close to meeting the conditions for closure of the remaining groundwater treatment system but continues to operate this system while in discussions with the relevant authorities.
As of December 31, 2022, the Company believes that the range of potential-known liabilities associated with the balance of ACP water remediation program is approximately $0.1 million to $1.0 million. The low and high ends of the range are based on the length of operation of the treatment system as determined by groundwater modeling. Costs of operation include the operation and maintenance of the extraction well, groundwater monitoring, program management, and soil vapor testing.
An inactive subsidiary of the Company that was acquired in the late 1970s sold certain products containing asbestos, primarily on an installed basis, and is among the defendants in numerous lawsuits alleging injury due to exposure to asbestos. The subsidiary discontinued operations in 1991 and has no remaining assets other than proceeds received from insurance settlements. To date, the overwhelming majority of these claims have been disposed of without payment and there have been no adverse judgments against the subsidiary. Based on a continued analysis of the existing and anticipated future claims against this subsidiary, it is currently projected that the subsidiary’s total liability over the next 50 years for these claims is approximately $0.2 million (excluding costs of defense). Although the Company has also been named as a defendant in certain of these cases, no claims have been actively pursued against the Company, and the Company has not contributed to the defense or settlement of any of these cases pursued against the subsidiary.
These cases were originally handled by the subsidiary’s primary and excess insurers who had agreed in 1997 to pay all defense costs and be responsible for all damages assessed against the subsidiary arising out of existing and future asbestos claims up to the aggregate limits of their policies. A significant portion of this primary insurance coverage was provided by an insurer that is insolvent, and the other primary insurers asserted that the aggregate limits of their policies had been exhausted. The subsidiary challenged the applicability of these limits to the claims being brought against the subsidiary. In response, two of the three carriers entered into separate settlement and release agreements with the subsidiary in 2005 and 2007 for $15.0 million and $20.0 million, respectively.
In 2007, the subsidiary and the remaining primary insurance carrier entered into a Claim Handling and Funding Agreement, under which the carrier is paying 27% of defense and indemnity costs incurred by or on behalf of the subsidiary in connection with asbestos bodily injury claims. The agreement continues until terminated and can only be terminated by either party by providing a minimum of two years prior written notice. As of December 31, 2022, no notice of termination has been given under this agreement.
At the end of the term of the agreement, the subsidiary may choose to again pursue its claim against this insurer regarding the application of the policy limits. The Company believes that, if the coverage issues under the primary policies with the remaining carrier are resolved adversely to the subsidiary and all settlement proceeds were used, the subsidiary may have limited additional coverage from a state guarantee fund established following the insolvency of one of the subsidiary’s primary insurers. Nevertheless, liabilities in respect of claims may exceed the assets and coverage available to the subsidiary.
If the subsidiary’s assets and insurance coverage were to be exhausted, claimants of the subsidiary may actively pursue claims against the Company because of the parent-subsidiary relationship. The Company does not believe that such claims would have merit or that the Company would be held to have liability for any unsatisfied obligations of the subsidiary as a result of such claims. After evaluating the nature of the claims filed against the subsidiary and the small number of such claims that have resulted in any payment, the potential availability of additional insurance coverage at the subsidiary level, the additional availability of the Company’s own insurance and the Company’s strong defenses to claims that it should be held responsible for the subsidiary’s obligations because of the parent-subsidiary relationship, the Company believes it is not probable that the Company will incur losses. The Company has been successful to date having claims naming it dismissed during initial proceedings. Since the Company may be in this stage of litigation for some time, it is not possible to estimate additional losses or range of loss, if any.
The Company is party to environmental matters related to certain domestic and foreign properties. These environmental matters primarily require the Company to perform long-term monitoring as well as operating and maintenance at each of the applicable sites. During the year ended December 31, 2022, there have been no significant changes to the facts or circumstances of these matters, aside from ongoing monitoring and maintenance activities and routine payments associated with each of these sites. The Company continually evaluates its obligations related to such matters, and based on historical costs incurred and projected costs to be incurred over the next 26 years, has estimated the present value range of costs for all of these environmental matters, on a discounted basis, to be between approximately $5.0 million and $6.0 million as of December 31, 2022, for which $5.3 million is accrued within other accrued liabilities and other non-current liabilities on the Company’s Consolidated Balance Sheet as of December 31, 2022. Comparatively, as of December 31, 2021, the Company had $5.6 million accrued for with respect to these matters.
The Company’s Sao Paulo, Brazil site was required under Brazilian environmental, health and safety regulations to perform an environmental assessment as part of a permit renewal process. Initial investigations identified soil and ground water contamination in select areas of the site. The site has conducted a multi-year soil and groundwater investigation and corresponding risk assessments based on the result of the investigations. In 2017, the site had to submit a new 5-year permit renewal request and was asked to complete additional investigations to further delineate the site based on review of the technical data by the local regulatory agency, Companhia Ambiental do Estado de São Paulo (“CETESB”). Based on review of the updated investigation data, CETESB issued a Technical Opinion regarding the investigation and remedial actions taken to date. The site developed an action plan and submitted it to CETESB in 2018 based on CETESB requirements. The site intervention plan primarily requires the site, amongst other actions, to conduct periodic monitoring for methane in soil vapors, source zone delineation, groundwater plume delineation, bedrock aquifer assessment, update the human health risk assessment, develop a current site conceptual model and conduct a remedial feasibility study and provide a revised intervention plan. In 2020, the site submitted a report on the activities completed including the revised site conceptual model and results of the remedial feasibility study and recommended remedial strategy for the site.
Other environmental matters include participation in certain payments in connection with four currently active environmental consent orders related to certain hazardous waste cleanup activities under the U.S. Federal Superfund statute. The Company has been designated a potentially responsible party (“PRP”) by the Environmental Protection Agency along with other PRPs depending on the site, and has other obligations to perform cleanup activities at certain other foreign subsidiaries. These environmental matters primarily require the Company to perform long-term monitoring as well as operating and maintenance at each of the applicable sites.
The Company believes, although there can be no assurance regarding the outcome of other unrelated environmental matters, that it has made adequate accruals for costs associated with other environmental problems of which it is aware. Approximately $0.3 million and $0.4 million were accrued as of December 31, 2022 and 2021, respectively, to provide for such anticipated future environmental assessments and remediation costs.
During 2020, one of the Company’s subsidiaries received a notice of inspection from a taxing authority in a country where certain of its subsidiaries operate which related to a non-income (indirect) tax that may be applicable to certain products the subsidiary sells. During 2021, the Company’s subsidiary received notice from the taxing authority that the inspection was closed, with no tax assessment issued. Based on this development, during 2021, the Company reversed its previously recorded $1.8 million liability related to this matter. The Company also reversed the associated $1.1 million indemnification receivable, as the asserted tax liability in part related to a Houghton entity acquired in the Combination and for the periods prior to the Combination, for which the Company would have rights to indemnification from Houghton’s former owners. Based on all available information as of the date of this report, the Company does not anticipate further tax liabilities related to this matter to be asserted by the taxing authority.
During 2021, one of the Company’s Brazilian subsidiaries received a notice that it had prevailed on an existing legal claim in regard to certain non-income (indirect) taxes that had been previously charged and paid. The matter specifically relates to companies’ rights to exclude the state tax on goods circulation (a valued-added-tax or VAT equivalent, known in Brazil as “ICMS”) from the calculation of certain additional indirect taxes (specifically the program of social integration (“PIS”) and contribution for the financing of social security (“COFINS”)) levied by the Brazilian States on the sale of goods. In May 2021, the Brazilian Supreme Court concluded that ICMS should not be included in the tax base of PIS and COFINS, and confirmed the methodology for calculating the PIS and COFINS tax credit claims to which taxpayers are entitled. The Company’s Brazilian entities had previously filed legal or administrative disputes on this matter and are entitled to receive tax credits and interest dating back to five years preceding the date of their legal claims. As a result of these court rulings, during 2021, the Company recognized non-income tax credits of 67.0 million BRL or approximately $13.3 million, which included approximately $8.4 million for the PIS and COFINS tax credits as well as interest on these tax credits of $4.9 million, and is recorded within prepaid and other current assets on the Company’s Consolidated Balance Sheet. The tax credits to which the Company’s Brazilian subsidiaries are entitled are claimable once registered with the Brazilian tax authorities. The Company submitted its formal claim for tax credits in 2021. These tax credits can be used to offset future Brazilian federal taxes. As of December 31, 2022, the Company has used the full amount of credits. Also during 2021, the Brazilian Supreme Court ruled that interest income to which companies are entitled for matters such as this claim should not be taxable, which resulted in a reduction to the estimated income tax expense associated with the tax credits recorded.
In connection with obtaining regulatory approvals for the Combination, certain steel and aluminum related product lines of Houghton were divested in August 2019. In 2021, the entity that acquired these divested product lines submitted an indemnification claim for certain alleged breaches of representation made by Houghton in the agreement pursuant to which such assets had been divested. The Company responded to the subject matters of the indemnification claim and during 2022, the matter was resolved consistent with the Company’s expectations and position that there were no amounts owed by the Company.
During 2021, two of the Company’s locations suffered property damages as a result of flooding and electrical fire, respectively. The Company maintains property insurance for all of its facilities globally. In Conshohocken, Pennsylvania, the Company’s global headquarters as well as its laboratory experienced property damages as a result of flooding from Hurricane Ida. Also, one of the Company’s North American production facilities in its Americas segment experienced a electrical fire that resulted in damage and the temporary shutdown of production, and also required remediation, cleaning and subsequent restoration. The Company, its insurance adjuster and insurance carrier are actively managing the remediation and restoration activities associated with these events and at this time the Company has concluded, based on all available information and discussions with its insurance adjuster and insurance carrier, that the losses incurred during 2021 will be covered under the Company’s property insurance coverage, net of an aggregate deductible of $2.0 million. Through December 31, 2022, the Company has received payments from its insurers of $4.6 million associated with these events. During 2022, the Company recognized a gain on insurance recoveries of $1.8 million. The Company has recorded an insurance receivable associated with these events of $0.2 million as of December 31, 2022. The Company and its insurance carrier continue to review the impact of the electrical fire on the production facility’s operations as it relates to a potential business interruption insurance claim; however, as of the date of this Report, the Company cannot reasonably estimate any probable amount of business interruption insurance claim recoverable. Therefore, the Company has not recorded a gain contingency for a possible business interruption insurance claim as of December 31, 2022.
The Company is party to other litigation which management currently believes will not have a material adverse effect on the Company’s results of operations, cash flows or financial condition. In addition, the Company has an immaterial amount of contractual purchase obligations.